                                                                    EXHIBIT 10.1

Effective January 1, 2005, the Compensation Committee of the Board of Directors approved an adjustment in the base salary of the Company's Chairman, CEO and President as follows:

      Executive Officer                 Prior Base Salary       Approved Base Salary (1)
------------------------------          -----------------       --------------------
Randall L. Herrel, Sr.                      $ 387,000                 $ 425,000
   Chairman, CEO and President

(1) The approved base salary was effective beginning January 1, 2005.